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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 7, 2000


                    Commission File Number    333-49429-01

                       Prestolite Electric Holding, Inc.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                                           94-3142033
-------------------------------                        ----------------------
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                        Identification Number)

2100 Commonwealth Blvd., Ste 300, Ann Arbor, Michigan          48105
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     (Address of principal executive offices)               (Zip Code)

                                (734) 913-6600
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

                                Not Applicable
 ----------------------------------------------------------------------------
 (Former name, address, and former fiscal year, if changed since last report)

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Item 2.   Acquisition or Disposition of Assets

     On August 7, 2000, Prestolite Electric Holding Inc., a Delaware corporation (the "Company"), consummated the sale to AMETEK, Inc., also a Delaware corporation, of substantially all of the assets associated with three of the Company's product lines: switches, direct current motors and battery chargers. The total sales price was $62.2 million, less certain receivables and subject to certain adjustments described in the Asset Purchase Agreement dated August 4, 2000, relating to the transactions, a copy of which is included as an exhibit to this Form 8-K. The price was determined on the basis of "arms-length" negotiations between the unrelated parties.


Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

Pro Forma Financial Information

     The unaudited pro forma statements of operations for the six months ended July 1, 2000 and July 3, 1999 and for the years ended December 31, 1999, 1998 and 1997 are presented in Exhibit 7.1, attached. These pro forma statements give effect to the disposition of substantially all of the assets of three of the Company's businesses to AMETEK, Inc., assuming the sale had been completed as of January 1, 1997.

     The following attached unaudited pro forma balance sheet for July 1, 2000, presented as Exhibit 7.2, gives effect to the disposition of substantially all of the assets of three of the Company's businesses to AMETEK, Inc., assuming the sale had been completed as of July 1, 2000.

(c)  Exhibits.

     2.1 Acquisition Purchase Agreement, dated August 4, 2000, by and among Prestolite Electric Holding, Inc. and AMETEK, Inc. Certain information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 as promulgated under the Securities Exchange Act of 1934.

     2.2  Transition Agreement dated August 4, 2000.

     7.1 Pro forma statements of operations for the six months ended July 1, 2000 and July 3, 1999, and for the years ended December 31, 1999, 1998, and 1997.

     7.2  Pro forma balance sheet dated July 1, 2000.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  August 22, 2000              By:  /s/ Kenneth C. Cornelius
                                         ------------------------
                                         Kenneth C. Cornelius
                                         Senior Vice President and
                                         Chief Financial Officer
                                         (principal financial and
                                         accounting officer)

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